SUPPLEMENT TO THE

FIDELITY® ADVISOR AGGRESSIVE GROWTH FUND, FIDELITY ADVISOR ASSET ALLOCATION FUND, FIDELITY ADVISOR BALANCED FUND, FIDELITY ADVISOR DIVIDEND GROWTH FUND, FIDELITY ADVISOR DYNAMIC CAPITAL APPRECIATION FUND, FIDELITY ADVISOR EQUITY GROWTH FUND, FIDELITY ADVISOR EQUITY INCOME FUND, FIDELITY ADVISOR EQUITY VALUE FUND, FIDELITY ADVISOR FIFTY FUND, FIDELITY ADVISOR GROWTH & INCOME FUND, FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND, FIDELITY ADVISOR LARGE CAP FUND, FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND, FIDELITY ADVISOR MID CAP FUND, FIDELITY ADVISOR SMALL CAP FUND, FIDELITY ADVISOR STRATEGIC GROWTH FUND, AND FIDELITY ADVISOR VALUE STRATEGIES FUND

Funds of Fidelity Advisor Series I and Fidelity Securities Fund

Class A, Class T, Class B, Class C, Institutional Class, and Initial Class

January 29, 2003

STATEMENT OF ADDITIONAL INFORMATION

The following information supplements the similar information in the "Management Contracts" section on page 82.

Sub-Advisers - FIIA, FIIA(U.K.)L, and FIJ. On behalf of each fund, FMR has entered into a master international research agreement with FIIA. On behalf of each fund, FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive research services and investment advice concerning issuers and countries outside the United States and Canada.

Under the master international research agreement, FMR pays FIIA an amount based on the fund's international net assets relative to the international assets of other registered investment companies with which FMR has management contracts. Under the sub-research agreements, FIIA pays FIIA(U.K.)L and FIJ an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

ACOM11B-03-01 August 14, 2003
1.739097.111